UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------

        Date of report (Date of earliest event reported): March 31, 2006
                         NORTH CENTRAL BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

             Iowa                         0-27672                 42-1449849
(State or other jurisdiction of       (Commission File          (IRS Employer
    incorporation) Number)                                   Identification No.)

           c/o First Federal Savings Bank of Iowa, 825 Central Avenue,
                             Fort Dodge, Iowa 50501
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (515) 576-7531

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

         On March 31, 2006, North Central Bancshares, Inc. (the "Company") announced a stock repurchase program commencing immediately upon completion of current repurchase program. A copy of the press release dated March 31, 2006, is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(c)   The following exhibit is furnished with this Report:

         Exhibit No.      Description
         -----------      -----------

         99.1             Press release issued by the Company on March 31, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         NORTH CENTRAL BANCSHARES, INC.




                         By:    /s/ David M. Bradley
                                -----------------------------------------------
                         Name:  David M. Bradley
                         Title: Chairman, President and Chief Executive Officer



Date: March 31, 2006

                                  EXHIBIT INDEX


     Exhibit No.                  Description
     -----------                  -----------
        99.1          Press Release dated March 31, 2006.